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                              September 29, 2000

LONE STAR STEEL COMPANY
T&N LONE STAR WAREHOUSE CO.
LONE STAR LOGISTICS, INC.
15660 N. Dallas Parkway, Suite 500
Dallas, Texas 75248

Ladies and Gentlemen:

We refer you to the Financing Agreement between you and us, as Agent and Lender, dated March 12, 1999 as supplemented and amended herein (the "Financing Agreement").

This letter shall confirm that, pursuant to mutual consent and understanding, effective immediately, the Financing Agreement shall be, and hereby is, amended as follows:

The last sentence of sub-paragraph 7.11(b)(ii) in Section 7. REPRESENTATIONS, WARRANTIES AND COVENANTS is deleted in its entirety and replaced with the following text:

        "7.11(b)(ii) $16,000,000.00 for the Fiscal Year ending
        December 31, 2000, and $10,000,000.00 for each Fiscal Year thereafter."

In consideration of (i) the Lenders execution of this Amendment Letter the Companies agree to pay the Agent on behalf of the Lenders an Accommodation Fee of $15,000 and (ii) the preparation of this agreement by CITBC's in-house legal department the Companies agree to pay to CITBC a Documentation Fee of $200.00. Such fees shall be due and payable in full on the date hereof and may, at the Agents option, be charged to the Companies Revolving Loan Account on the due date thereof.

Except as herein specifically provided, the Financing Agreement remains in full force and effect in accordance with its terms, and no other changes in the terms or provisions of the Financing Agreement are intended or implied. If you are in agreement with the foregoing, please so indicate by signing and returning to us the enclosed copy of this letter.

                                        Very truly yours,

                                        THE CIT GROUP/BUSINESS
                                        CREDIT, INC., AS AGENT AND LENDER

                                        By /s/ Eric Maloy
                                          ------------------------------------
                                        Title: AVP/AE

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Amendment to Financing Agreement
September 29, 2000
Page 2


Read and Agreed to:


LONE STAR STEEL COMPANY

By /s/ Charles J. Keszler               September 28, 2000
  ---------------------------------
Title: Vice President & Treasurer


T&N LONE STAR WAREHOUSE CO.

By /s/ Charles J. Keszler               September 28, 2000
  ---------------------------------
Title: Vice President & Assistant Treasurer


LONE STAR LOGISTICS, INC.

By /s/ Charles J. Keszler               September 28, 2000
  ---------------------------------
Title: Vice President & Assistant Treasurer